                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Dec-03

                       CIT Equipment Collateral 2003-EF1

     A Delaware                 Commission File            I.R.S. Employer
     Corporation                No. 0001240986             No. 02-6166260

                          c/o CIT Financial USA, Inc.
                   1 CIT Drive, Livingston, New Jersey 07039
                        Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-EF1
                            Monthly Servicing Report


                                                  Determination Date:   12/18/03
                                                   Collection Period:   11/30/03
                                                        Payment Date:   12/22/03

I.   AVAILABLE FUNDS

     A. Available Pledged Revenues
        a. Scheduled Payments Received                                                                $22,301,941.63
        b. Liquidation Proceeds Allocated to Owner Trust                                                   15,559.38
        c. Required Payoff Amounts of Prepaid Contracts                                                 5,008,857.56
        d. Required Payoff Amounts of Purchased Contracts                                               7,398,663.45
        e. Proceeds of Clean-up Call                                                                            0.00
        f. Investment Earnings on Collection Account and Note Distribution Account                              0.07
                                                                                                      --------------
                Total Available Pledged Revenues =                                                    $34,725,022.09


     B. Determination of Available Funds

        a. Total Available Pledged Revenues                                                           $34,725,022.09
        b. Servicer Advances                                                                            2,759,466.48
        c. Recoveries of prior Servicer Advances                                                       (1,205,073.73)
        d. Withdrawal from Reserve Account                                                                      0.00
                                                                                                      --------------
                Total Available Funds =                                                               $36,279,414.84
                                                                                                      ==============

II.  DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS

         1.  Servicing Fee                                                                                432,321.52

         2.  Class A-1 Note Interest Distribution                                  181,436.48
             Class A-1 Note Principal Distribution                              31,102,132.86
                          Aggregate Class A-1 distribution                                             31,283,569.34

         3.  Class A-2 Note Interest Distribution                                  194,941.67
             Class A-2 Note Principal Distribution                                       0.00
                          Aggregate Class A-2 distribution                                                194,941.67

         4.  Class A-3 Note Interest Distribution                                  326,830.51
             Class A-3 Note Principal Distribution                                       0.00
                          Aggregate Class A-3 distribution                                                326,830.51

         5.  Class B Note Interest Distribution                                     35,980.52
             Class B Note Principal Distribution                                   940,518.89
                          Aggregate Class B distribution                                                  976,499.41

         6.  Class C Note Interest Distribution                                     78,641.25
             Class C Note Principal Distribution                                         0.00
                          Aggregate Class C distribution                                                   78,641.25

         7.  Class D Note Interest Distribution                                    106,020.00
             Class D Note Principal Distribution                                         0.00
                          Aggregate Class D distribution                                                  106,020.00

         8.  Payment due to the Class A-3 Swap Counterparty                                               203,989.79

         9.  Deposit to the Reserve Account                                                                     0.00

        10.  Amounts Payable in connection with the Reserve Account                                        38,093.45

        11.  To the holder of the equity certificate                                                    2,638,507.90

                Collection Account Distributions =                                                     =============
                                                                                                       36,279,414.84


     B. RESERVE ACCOUNT DISTRIBUTIONS

        1.   Withdrawal from the Reserve Account                                                                0.00

        2.   Interest to the Holdback Amount Designee                                                      59,518.18

        3.   Release of Excess from the Reserve Account                                                 1,281,706.07
                                                                                                       -------------
                Reserve Account Distributions =                                                         1,341,224.25
                                                                                                       =============

                                                                                                       -------------

     C. INCORRECT DEPOSITS                                                                                      0.00
                                                                                                       =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

        ----------------------------------------------------------------------------------------
             Distribution                  Class A-1            Class A-2           Class A-3
               Amounts                       Notes                Notes               Notes
        ----------------------------------------------------------------------------------------
     1.      Interest Due                   181,436.48          194,941.67          326,830.51
     2      Interest Paid                   181,436.48          194,941.67          326,830.51
     3    Interest Shortfall                      0.00          0.00                      0.00
            ((1) minus (2))
     4      Principal Paid               31,102,132.86          0.00                      0.00

     5  Total Distribution Amount        31,283,569.34          194,941.67          326,830.51
            ((2) plus (4))




        ---------------------------------------------------------------------------------------------------------------
              Distribution                  Class B              Class C             Class D            Total Offered
                Amounts                      Notes                Notes               Notes                 Notes
        ---------------------------------------------------------------------------------------------------------------
     1.       Interest Due                   35,980.52           78,641.25          106,020.00             923,850.43
     2       Interest Paid                   35,980.52           78,641.25          106,020.00             923,850.43
     3     Interest Shortfall                     0.00                0.00                0.00                   0.00
             ((1) minus (2))
     4       Principal Paid                 940,518.89                0.00                0.00          32,042,651.75

     5  Total Distribution Amount           976,499.41           78,641.25          106,020.00          32,966,502.18
             ((2) plus (4))




IV.  Information Regarding the Securities

     A   Summary of Balance Information

        ---------------------------------------------------------------------------------------------------------------------
                                         Applicable     Principal Balance     Class Factor       Original       Class Factor
                  Class                    Coupon             Dec-03             Dec-03           Nov-03           Nov-03
                                            Rate           Payment Date       Payment Date     Payment Date     Payment Date
        ---------------------------------------------------------------------------------------------------------------------
     a.      Class A-1 Notes               1.1388%        148,143,568.14        0.53870       179,245,701.00       0.65180
     b.      Class A-2 Notes               1.4900%        157,000,000.00        1.00000       157,000,000.00       1.00000
     c.      Class A-3 Notes               1.2800%        287,253,376.00        1.00000       287,253,376.00       1.00000
     d.       Class B Notes                2.2900%         17,913,900.67        0.82363        18,854,419.56       0.86687
     e.       Class C Notes                3.9800%         23,710,929.00        1.00000        23,710,929.00       1.00000
     f.       Class D Notes                4.9600%         25,650,000.00        1.00000        25,650,000.00       1.00000

     g.           Total Offered Notes                     659,671,773.81                      691,714,425.56




     B   Other Information

        ----------------------------------------------------------------------------------
                                               Scheduled                   Scheduled
                  Class                    Principal Balance           Principal Balance
                                                 Dec-03                      Nov-03
                                              Payment Date                Payment Date
        ----------------------------------------------------------------------------------
             Class A-1 Notes                 189,496,105.00              210,578,074.00




        ---------------------------------------------------------------------------------------------------------------------
                                                             Target              Class            Target           Class
                                            Class        Principal Amount        Floor       Principal Amount      Floor
                  Class                   Percentage          Dec-03             Dec-03           Nov-03           Nov-03
                                                           Payment Date       Payment Date      Payment Date    Payment Date
        ---------------------------------------------------------------------------------------------------------------------
                 Class A                    97.06%        640,309,026.56                      671,411,159.42
                 Class B                     2.94%            940,518.89           0.00           889,903.89          0.00


V.   PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT


        1. Principal Balance of Notes and Equity Certificates                     691,714,425.56
           (End of Prior Collection Period)
        2. Contract Pool Principal Balance (End of Collection Period)             659,671,773.81
                                                                                  --------------
                  Total monthly principal amount                                   32,042,651.75



VI.  CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS

                                                                     ------------------------------------------------------
                                                                         Original            Dec-03             Nov-03
                                                                           Pool           Payment Date       Payment Date
                                                                     ------------------------------------------------------

        1. a. Contract Pool Principal Balance (active contracts)      790,364,305.00     659,355,499.93     691,665,960.53
           b. Positive Rent Due (active contracts)                                         6,465,554.86       4,911,162.11
                                                                     ------------------------------------------------------
           c.  Required Payoff Amount (active contracts)              790,364,305.00     665,821,054.79     696,577,122.64

           d.  Required Payoff Amount (unliquidated defaults)                                316,273.88          48,465.03
                                                                     ------------------------------------------------------
           e.  Total Required Payoff Amount                           790,364,305.00     666,137,328.67     696,625,587.67
                                                                     ======================================================

        2. No of Contracts                                                     9,883              9,508               9593

        3  Weighted Average Remaining Term                                      39.9               36.7               37.7

        4  Weighted Average Original Term                                       52.8



     B. DELINQUENCY INFORMATION

                                                       --------------------------------------------------------------------
                                                          % of                                   No. Of       Required
                                                        Contracts            % of RPA           Accounts    Payoff Amount
                                                       --------------------------------------------------------------------
        1. Current                                       97.88%               97.66%               9306     650,523,056.69
           31-60 days                                     1.34%                1.38%                127       9,203,283.84
           61-90 days                                     0.49%                0.53%                 47       3,537,227.28
           91-120 days                                    0.14%                0.28%                 13       1,832,800.75
           121-150 days                                   0.09%                0.10%                  9         680,252.65
           151-180 days                                   0.01%                0.01%                  1          44,433.58
           180+ days                                      0.00%                0.00%                  0               0.00
                                                       --------------------------------------------------------------------
           Subtotal - Active Accounts                    99.95%               99.95%              9,503     665,821,054.79

           Remaining RPA - Unliquidated Defaults          0.05%                0.05%                  5          316273.88
                                                       --------------------------------------------------------------------
           Total Delinquency                            100.00%              100.00%              9,508     666,137,328.67
                                                       ====================================================================

        2. Delinquent Scheduled Payments:

           Beginning of Collection Period                                                  4,911,162.11
           End of Collection Period                                                        6,465,554.86
                                                                                           ------------
                  Change in Delinquent Scheduled Payments                                  1,554,392.75



     C. DEFAULTED CONTRACT INFORMATION

        1. A) Reported Loss Information
                                                              -------------------------------------------------------------
                                                                    Current Period                        Cumulative
                                                              -------------------------------------------------------------
                                                                 Amount       % of ICPB              Amount       % of ICPB
                                                              -------------------------------------------------------------
              Defaulted Valuation Amount                       340,262.65        0.04%             396,507.37        0.05%
              Cash Collected on Defaulted Contracts             15,559.38        0.00%              15,559.38        0.00%
                                                              -------------------------------------------------------------
              Net Loss Amount                                  324,703.27        0.05%             380,947.99        0.05%
                                                              =============================================================


           B) Cumulative Loss Trigger Percentage                                                                     0.75%
              Cumulative Loss Trigger in Effect                                                                        NO



        2. Supplemental Information on Unliquidated Defaulted Contracts

              Required Payoff Amount at time of Default                                    712,781.25
              Initial Defaulted Valuation Amount                                           380,947.99
              Cash Collected on Defaulted Contracts                                         15,559.38
                                                                                           -----------
              Remaining Required Payoff Amount of Defaulted Contracts                      316,273.88
                                                                                           ===========
              Initial Valuation as a % of Required Payoff Amount at time of Default             53.45%
              Remaining Balance % of Required Payoff Amount at time of Default                  44.37%


        3. Supplemental Information on Liquidated Contracts

                                                              -------------------------------------------------------------
                                                                    Current Period                        Cumulative
                                                              -------------------------------------------------------------
                                                                 Amount       % of ICPB              Amount       % of ICPB
                                                              -------------------------------------------------------------
              Required Payoff Amount at time of Default             0.00        0.00%                  0.00        0.00%
              Cash Collected on Liquidated Contracts                0.00        0.00%                  0.00        0.00%
                                                              -------------------------------------------------------------
              Net Loss Amount on Liquidated Contracts               0.00        0.00%                  0.00        0.00%
                                                              =============================================================
              Loss Severity Percentage                              0.00%                              0.00%
              Number of Contracts                                      0                                  0
              % of Original Contracts                               0.00%                              0.00%


VII. INFORMATION REGARDING THE RESERVE ACCOUNT


     A. RESERVE ACCOUNT

         1. Opening Reserve Account Balance                                                    27,668,577.02

         2. Investment Earnings                                                                    21,424.73

         3. Deposit from the Collection Account                                                    38,093.45

         4. Withdrawls from the Reserve Account                                                         0.00

         5. Interest payment to the Holdback Designee                                             (59,518.18)

         6. Release of Reserve Account Surplus                                                 (1,281,706.07)

         7. Ending Reserve Account Balance                                                     26,386,870.95

         8. Available amount                                                                   27,668,577.02

         9. Required Reserve Account Amount                                                    26,386,870.95

        10. Reserve Account Surplus/ (Shortfall)                                                        0.00




VIII. MISCELLANEOUS INFORMATION


      A. SERVICER ADVANCE BALANCE

         1. Opening Servicer Advance Balance                                   4,911,162.11
         2. Current Period Servicer Advance                                    2,759,466.48
         3. Recoveries of prior Servicer Advances                             (1,205,073.73)
                                                                              -------------
         4. Ending Servicer Advance Balance                                    6,465,554.86





      D. OTHER RELATED INFORMATION

         1. Life to Date Prepayment (CPR)                                              18.0%

         2. Life to Date Substitutions:

            a. Prepayments                                          0.00

            b. Defaults                                             0.00


          NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement,
      I DO HEREBY FURTHER CERTIFY the following report with respect to the
                       Payment Date occurring on 12/22/03

   This Certificate shall constitute the Servicer's Certificate as required by
    Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer